UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          --------------------------

          Date of Report (Date of earliest event reported): 01/12/2004
                          --------------------------


                            MARCONI CORPORATION PLC

            (Exact name of registrant as specified in its charter)

                          --------------------------



England and Wales               33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code:


              ---------------------------------------------------
       (Former name or former address, if changed since last report)



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

Item No. 5     Press release dated 12 January 2004 - Re Agreement




                                                                Press enquiries:
                   Joe Kelly tel: +44 207 306 1771; email: joe.kelly@marconi.com
                 David Beck tel: +44 207 306 1490; email: david.beck@marconi.com

                                                             Investor enquiries:
                                    Heather Green tel: + 44 207 306 1735; email:
                                                       heather.green@marconi.com


   MARCONI CORPORATION SUPPLIES TELIASONERA WITH NEW FLEXIBLE NEXT GENERATION
                                NETWORK PLATFORM

          Scandinavian Carrier Looks to Reduce Capex and Opex by using
                          Marconi's latest technology

London - 12th January, 2004 - Marconi Corporation (London: MONI and Nasdaq:
MRCIY) today announced that TeliaSonera, the leading Scandinavian network operator, is deploying its new optical core solution which integrates Marconi's new family of Multihaul Dense Wavelength Division Multiplexing (DWDM) equipment, its Optical Core Switches, including its MSH2K, and Automatic Switched Transport Network control (ASTN). The multimillion Euro frame contract will improve further TeliaSonera's ability to handle increasing levels of network traffic and will reduce the cost of building and running the network.

At the heart of the Marconi solution is its SmartPhotoniX Multihaul platform, part of Marconi's next generation network portfolio. It is a future proof multiservice DWDM platform, designed to support new network services while reducing operating costs.

Marconi's optical core switch platform supports an unrestricted mix of Synchronous Digital Hierarchy (SDH) and Optical Data Units (ODU) switching, and a distributed ASTN control-plane, reducing planning and capacity management costs. Marconi's solution also covers system maintenance and a common network management system.

"TeliaSonera's high capacity circuit requirements have presented a range of challenges that we are proud to have met," said Mike Parton, Marconi chief executive: "Carriers are increasingly turning to experts such as Marconi to find innovative ways to cut overheads and future-proof their networks to cope with ever-growing data loads."

ENDS/...

Notes to Editors

About Marconi's new Optical Core Switches

Marconi's new optical core switches are unique in their ability to support an unrestricted mix of SDH and OTN switching in a single switch fabric. The optical core switch platform scales from 80Gbit/s up to multi-terabits. The switching capability is complemented by a distributed ASTN control-plane. This reduces planning and capacity management costs and provides networks with self-healing capabilities. Self-healing networks are able to reconfigure themselves in the event of failure or damage to multiple network nodes as result of equipment faults, natural disasters or deliberate attack. Under more routine conditions, the control plane optimises traffic flow automatically across the network, reducing the cost-per bit of information transferred. It does this with less equipment than previous generation technologies and with simpler management, installation and commissioning features such as "plug and play".

About Marconi Corporation plc
Marconi Corporation plc is a global telecommunications equipment, services and solutions company. The company's core business is the provision of innovative and reliable optical networks, broadband routing and switching and broadband access technologies and services. The company's customer base includes many of the world's largest telecommunications operators.

The company is listed on the London Stock Exchange under the symbol MONI and on Nasdaq under the ticker MRCIY. Additional information about Marconi Corporation can be found at www.marconi.com.

Copyright (c) 2004 Marconi Corporation plc. All rights reserved. All brands or product names are trademarks of their respective holders.

This press release contains forward-looking statements with respect to products, partners, customers, future growth and other matters. Please refer to the Form 20-F report, Form 10Q Reports and Form 8-K reports filed by Marconi Corporation plc with the United States Securities and Exchange Commission for a discussion of risks that could cause actual results to differ materially from such statements.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: 12 January 2004